THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES TO ELIGIBLE RETIREMENT PLANS. THE FOLLOWING IS A
FAIR AND ACCURATE TRANSLATION OF SUCH A SPANISH PROSPECTUS FOR THE FUND.

/S/Howard L. Kitzmiller
   Senior Vice President
   and Secretary

Prospectus for Eligible Retirement Plans
Washington Mutual Investors Fund(SM)

An opportunity for current income and capital growth through quality common stocks

                              [American Funds Logo]

                                   JUNE 22, 1996

                      Washington Mutual Investors Fund, Inc.

                            1101 Vermont Avenue, N.W.
                             Washington, D.C. 20005
                                 (202) 842-5665

     The Fund's investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

     This prospectus relates only to shares of the Fund offered without a sales charge to eligible retirement plans. For a prospectus regarding shares of the Fund to be acquired otherwise, contact the Secretary of the Fund at the address indicated above.

     This prospectus presents information you should know before investing in the Fund. It should be retained for future reference.

     You may obtain the statement of additional information dated June 22, 1996, which contains the Fund's financial statements, without charge, by writing to the Secretary of the Fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     THESE SECURITIES HAVE NOT BEEN
     APPROVED OR DISAPPROVED BY THE
     SECURITIES AND EXCHANGE COMMISSION
     OR ANY STATE SECURITIES COMMISSION
     NOR HAS THE SECURITIES AND
     EXCHANGE COMMISSION OR ANY STATE
     SECURITIES COMMISSION PASSED UPON
     THE ACCURACY OR ADEQUACY OF THIS
     PROSPECTUS. ANY REPRESENTATION TO
     THE CONTRARY IS A CRIMINAL OFFENSE.

     RP 01-010-0696



                                TABLE OF CONTENTS
 Summary of Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
 Financial Highlights  . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
 Investment Objective and Policies . . . . . . . . . . . . . . . . . . . . .  4
 Investment Techniques . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
 Investment Results  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
 Dividends, Distributions and Taxes  . . . . . . . . . . . . . . . . . . . .  7
 Fund Organization and Management  . . . . . . . . . . . . . . . . . . . . .  7
 Purchasing Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
 Shareholder Services  . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
 Redeeming Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11



                                                                         SUMMARY
                                                                     OF EXPENSES

                                                                  AVERAGE ANNUAL
                                                            EXPENSES PAID OVER A
                                                            10-YEAR PERIOD WOULD
                                                                BE APPROXIMATELY
                                                                    $8 PER YEAR,
                                                               ASSUMING A $1,000
                                                             INVESTMENT AND A 5%
                                             ANNUAL RETURN WITH NO SALES CHARGE.

This table is designed to help you understand costs of investing in the Fund. These are historical expenses; your actual expenses may vary.

 Shareholder Transaction Expenses
 Certain retirement plans may purchase shares of the Fund with no sales charge
  The Fund also has no sales charge on reinvested dividends, deferred sales charge 1, redemption fees or exchange fees.

 Annual Fund Operating Expenses (for the fiscal year ended April 30,
  1996, as a percentage of average net assets)

 Management fees . . . . . . . . . . . . . . . . . . . . . . . . . . . .   0.34%
 12b-1 expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  0.22%2
 Other expenses (audit, legal, shareholder services, transfer agent and
 custodian)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   0.10%
 Total Fund operating expenses . . . . . . . . . . . . . . . . . . . . .   0.66%

                                                     1      3      5       10
 EXAMPLE                                            YEAR  YEARS  YEARS   YEARS
 You would pay the following
 cumulative expenses on a
 $1,000 investment,                                 $7     $21    $37      $82
  assuming a 5% annual return 3.




1 Retirement plans of organizations with $100 million or more in collective retirement plan assets may purchase shares of the Fund with no sales charge. In addition, any employer-sponsored, 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the Fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following such purchases. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

2 These expenses may not exceed 0.25% of the Fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

3 Use of this assumed 5% return is required by the Securities and Exchange Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.


                                                                       FINANCIAL
                                                                      HIGHLIGHTS

                                                        (FOR A SHARE OUTSTANDING
                                                                  THROUGHOUT THE
                                                                    FISCAL YEAR)

The following information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report covering each of the most recent five years is included in the statement of additional information. This information should be read in conjunction with the financial statements and accompanying notes which appear in the statement of additional information.




                     1996       1995        1994       1993        1992       1991       1990      1989      1988     1987
                                          YEAR  ENDED APRIL 30
 Net Asset Value,
  Beginning of
  Year   . . . .      $18.87      $17.11     $17.59     $16.22      $15.02     $13.75      $14.10     $11.89      $13.31      $11.77
 Income From
  Investment
  Operations:
 Net investment
  income   . . .         .63         .63        .59        .56         .56        .58         .59        .58         .55         .53
 Net realized and
  unrealized
  gain
 (loss) on
 investments . .        4.98        2.16      (.12)       1.55        1.50       1.37         .36       2.07      (1.06)        2.18
 Total Income
  from
  Investment
  Operations   .        5.61        2.79        .47       2.11        2.06       1.95         .95       2.65       (.51)        2.71

 Less
  Distributions:
 Dividends from
  net investment
 income  . . . .       (.62)       (.62)      (.56)      (.56)       (.56)      (.62)       (.62)      (.44)       (.52)       (.52)
 Distributions
  from net
  realized gains       (1.09)       (.41)      (.39)      (.18)       (.30)      (.06)       (.68)     --       (.39)       (.65)
 Total
  Distributions       (1.71)      (1.03)      (.95)      (.74)       (.86)      (.68)      (1.30)      (.44)       (.91)      (1.17)
 Net Asset Value,
  End of Year  .      $22.77      $18.87     $17.11     $17.59      $16.22     $15.02      $13.75     $14.10      $11.89      $13.31


 Total Return 1       30.40%      17.01%      2.55%     13.36%      14.24%     14.69%       6.52%     22.72%     (3.77)%      23.76%
 Ratios/Supplemen
  tal Data:
 Net assets, end
  of year
 (in millions)       $20,689     $14,426    $12,405    $11,306      $8,896     $6,596      $4,778     $3,250      $2,623      $2,609
 Ratio of
  expenses to
 average net
 assets  . . . .        .66%        .69%       .69%       .70%        .74%       .77%        .69%       .67%        .58%        .54%
Ratio of net
  income to
 average net
 assets  . . . .       2.98%       3.57%      3.29%      3.33%       3.58%      4.24%       4.01%      4.54%       4.25%       4.03%
 Portfolio
  turnover rate       23.41%      25.45%     23.86%     18.60%      10.36%     10.86%       7.38%     21.27%      11.83%      12.04%


 1 Excludes maximum sales charge of 5.75% of the Fund's offering price. Total Return figures for 1991, 1992 and 1993 have been revised. Previously shown for these years were 14.71%, 14.27% and 13.38%, respectively.







                                                 INVESTMENT OBJECTIVE
                                                         AND POLICIES
                                                   THE FUND'S GOAL IS
                                                  TO PROVIDE YOU WITH
                                        INCOME AND AN OPPORTUNITY FOR
                                                  GROWTH OF PRINCIPAL.

The Fund's investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing. From time to time capital gains or losses may be realized upon the sales of securities owned by the Fund but active trading with a view to realization of capital gains is not a policy of the Fund.

The Fund was founded to provide fiduciaries, organizations, institutions and individuals with a convenient and prudent medium of investment in high quality common stocks and securities convertible into such common stocks. It is designed to serve those individuals who are charged with the responsibility of investing pension and profit-sharing trusts, other fiduciary-type reserves, or family funds, but who are reluctant to undertake the selection and supervision of stocks, although recognizing the importance of affording an opportunity for growth in income and value over the years.

Prudent Investor Rule and the Fund's Eligible List The Fund's policy is at all times to maintain for its shareholders a fully invested, widely diversified portfolio of such securities which an experienced investor charged with fiduciary responsibility and seeking investment objectives similar to those of the Fund might select for the common stock portion of a portfolio under the Prudent Investor Rule patterned after the historic Prudent Man Rule.


The Fund's board of directors has adopted "Investment Standards", based on criteria applied for many years by the United States District Court for the District of Columbia. These investment standards are used to prepare an "Eligible List" of securities designed to conform to the common stock portion of a prudent investor rule portfolio. Only common stocks and securities convertible into common stocks meeting these Investment Standards and on the approved Eligible List may be held by the Fund. Any security deleted from the Eligible List and held by the Fund must be sold by the Fund as soon as deemed practical by the Investment Adviser but in no event later than six months following such deletion.

The Fund's investment restrictions (which are described in the statement of additional information) and objective cannot be changed without shareholder approval. All other investment practices may be changed by the board of directors.

ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

                                                           INVESTMENT TECHNIQUES

                                     INVESTING IN STOCKS INVOLVES CERTAIN RISKS.

Risks of Investing Because the Fund invests in equity-type securities such as common stocks and convertible preferred stocks, the Fund's portfolio is subject to market risks, including, for example, the possibility that stock prices in general may decline over short or even extended periods.

Multiple Portfolio Counselor System The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the Fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by the Fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the Fund's portfolio. The primary individual portfolio counselors for the Fund are listed on the next page.


  PORTFOLIO COUNSELORS        PRIMARY TITLE(S)                   YEARS OF EXPERIENCE AS                WITH CAPITAL     TOTAL YEARS
  FOR WASHINGTON MUTUAL                                           PORTFOLIO COUNSELOR                  RESEARCH AND
        INVESTORS                                                    (AND RESEARCH                  MANAGEMENT COMPANY
          FUND                                                      PROFESSIONAL, IF                OR ITS AFFILIATES
                                                                    APPLICABLE) FOR
                                                                   WASHINGTON MUTUAL
                                                                     INVESTORS FUND
                                                                                                         YEARS OF EXPERIENCE AS
                                                                                                        INVESTMENT PROFESSIONAL
                                                                                                             (APPROXIMATE)

 Timothy D. Armour       Executive Vice President   6 years (plus 4 years as a research                  13 years        13 years
                         and Director, Capital      professional prior to becoming a portfolio
                         Research Company*          counselor for the Fund)

 Stephen E. Bepler       Senior Vice President,     15 years (plus 8 years as a research                 24 years        30 years
                         Capital Research Company*  professional prior to becoming a portfolio counselor for the Fund)

 James K. Dunton         Senior Vice President and  18 years (plus 7 years as a research                 34 years        34 years
                         Director, Capital Research professional prior to becoming a portfolio
                         and Management Company     counselor for the Fund)

 Gregg E. Ireland        Vice President, Capital    6 years (plus 7 years as a research                  23 years        23 years
                         Research and Management    professional prior to becoming a portfolio
                         Company                    counselor for the Fund)

 James B. Lovelace       Vice President, Capital    6 years (plus 2 years as a research                  14 years        14 years
                         Research and Management    professional prior to becoming a portfolio
                         Company                    counselor for the Fund)

 Robert G. O'Donnell     Senior Vice President and  3 years (plus 17 years as a research                 21 years        24 years
                         Director, Capital Research professional prior to becoming a portfolio
                         and Management Company     counselor for the Fund)

 James F. Rothenberg     President and Director,    2 years (plus 9 years as a research                  26 years        26 years
                         Capital Research and       professional-1971-1979-prior to becoming a
                         Management Company         portfolio counselor for the Fund)

  * Company affiliated with Capital Research and Management Company.


                                                              INVESTMENT RESULTS

                                                           THE FUND HAS AVERAGED
                                                                  A TOTAL RETURN
                                                            (AT NO SALES CHARGE)
                                                                OF 13.36% A YEAR
                                                               OVER ITS LIFETIME
                                                          (JULY 31, 1952 THROUGH
                                                                MARCH 31, 1996).

The Fund may from time to time compare its investment results to various unmanaged indices or other mutual funds in reports to shareholders, sales literature and advertisements. The results may be calculated on a total return, yield and/or distribution rate basis for various periods, with or without sales charges. Results calculated without a sales charge will be higher. Total returns assume the reinvestment of all dividends and capital gain distributions.

The Fund's distribution rate is calculated by dividing the dividends paid by the Fund over the last 12 months by the sum of the month-end price and the capital gains paid over the last 12 months. The SEC yield reflects income the Fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the Fund's past dividends. Accordingly, the Fund's SEC yield and distribution rate may differ. For the 30-day period ended March 31, 1996, the Fund's SEC yield was 2.81% and the distribution rate was 2.61% with no sales charge.


The Fund's total return over the past 12 months and average annual total returns over the past five-year and ten-year periods as of March 31, 1996, were 34.04%, 15.17% and 13.42%, respectively. These results were calculated with no sales charge in accordance with Securities and Exchange Commission requirements. Of course, past results are not an indication of future results. Further information regarding the Fund's investment results is contained in the Fund's annual report which may be obtained without charge by writing to the Secretary of the Fund at the address indicated on the cover of this prospectus.

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES

                                INCOME DISTRIBUTIONS ARE USUALLY MADE QUARTERLY.

Dividends and Distributions Dividends are usually paid in March, June, September and December. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

The terms of your plan will govern how your plan may receive distributions from the Fund. Generally, periodic distributions from the Fund to your plan are reinvested in additional Fund shares, although your plan may permit Fund distributions from net investment income to be received by you in cash while reinvesting capital gains distributions in additional shares or all Fund distributions to be received in cash. Unless you select another option, all distributions will be reinvested in additional Fund shares.

Federal Taxes The Fund intends to operate as a "regulated investment company" under the Internal Revenue Code. In any fiscal year in which the Fund so qualifies and distributes to shareholders all of its net investment income and capital gain net income, the Fund itself is relieved of federal income tax. The tax treatment of redemptions from a retirement plan may differ from redemptions from an ordinary shareholder account.

Please see the statement of additional information and your tax adviser for further information.

                                                                            FUND
                                                     ORGANIZATION AND MANAGEMENT

    THE FUND IS A MEMBER OF THE AMERICAN FUNDS GROUP, WHICH IS MANAGED BY ONE OF
                                                                 THE LARGEST AND
                                                                MOST EXPERIENCED
                                                            INVESTMENT ADVISERS.

Fund Organization and Voting Rights The Fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1952 and was reincorporated in the State of Maryland in 1990. The Fund's board supervises Fund operations and performs duties required by applicable state and federal law. Members of the board and advisory board who are not affiliated with the Fund's management are paid certain fees for services rendered to the Fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the Fund. Shareholders have one vote per share owned and, at the request of the holders of at least 10% of the shares, the Fund will hold a meeting at which any member of the board could be removed by a majority vote. There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders under the Investment Company Act of 1940.

The Business Manager Washington Management Corporation, 1101 Vermont Avenue N.W., Washington, D.C. 20005, is the business manager and provides all services required to carry on the Fund's general administrative and corporate affairs. These services include all executive personnel, clerical staff, office space and equipment, arrangements for and supervision of all shareholder services, federal and state regulatory compliance and responsibility for accounting and recordkeeping facilities. Washington Management Corporation provides similar services to other mutual funds. The Business Manager receives a monthly fee, accrued daily, at the annual rate of 0.175% of the first $3 billion of the Fund's net assets, 0.15% of net assets in excess of $3 billion but not exceeding $5 billion, 0.135% of net assets in excess of $5 billion but not exceeding $8 billion, 0.12% of net assets in excess of $8 billion but not exceeding $12 billion, 0.095% of net assets in excess of $12 billion but not exceeding $21 billion and 0.075% of net assets in excess of $21 billion.


The Investment Adviser Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the Fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92621. Capital Research and Management Company manages the investment portfolio of the Fund and receives a monthly fee, accrued daily, at the annual rate of 0.225% of the first $3 billion of the Fund's net assets, 0.21% of net assets in excess of $3 billion but not exceeding $8 billion, 0.20% of net assets in excess of $8 billion but not exceeding $21 billion and 0.195% of net assets in excess of $21 billion.

Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc.") which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.)

Portfolio Transactions Orders for the Fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions.

Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the Fund or have provided investment research, statistical, and other related services for the benefit of the Fund and/or of other funds served by Capital Research and Management Company.

Principal Underwriter American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the Fund's shares. American Funds Distributors, Inc. is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 1H-10 West, San Antonio, TX 78230, 5300 Robin Hood Road, Norfolk, VA 23513 and 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes. The Principal Underwriter makes shares available at net asset value to Washington Investors Plans, Inc.

Plan of Distribution The Fund has a plan of distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the Board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by the Fund under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees).

Transfer Agent American Funds Service Company, 800/421-0180, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. American Funds Service Company is located at 333 South Hope Street, Los Angeles CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 5300 Robin Hood Road, Norfolk, VA 23513 and 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240. It was paid a fee of $13,950,000 for the fiscal year ended April 30, 1996. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                                                               PURCHASING SHARES

ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR RETIREMENT PLAN. FOR MORE INFORMATION ABOUT HOW TO PURCHASE SHARES OF THE FUND THROUGH YOUR PLAN OR LIMITATIONS ON THE AMOUNT THAT MAY BE PURCHASED, PLEASE CONSULT WITH YOUR EMPLOYER. Shares are sold to eligible retirement plans at the net asset value per share next determined after receipt of an order by the Fund or American Funds Service Company. Orders must be received before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. Plans of organizations with collective retirement plan assets of $100 million or more may purchase shares at net asset value. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the Fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of such purchase. (See "Redeeming Shares-- Contingent Deferred Sales Charge.") Plans may also qualify to purchase shares at net asset value by completing a statement of intention to purchase $1 million in Fund shares subject to a commission over a maximum of 13 consecutive months. Certain redemptions of such shares may also be subject to a contingent deferred sales charge as described above. (See the statement of additional information.)

The minimum initial investment is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group.

Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees (paid pursuant to the Fund's plan of distribution), and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more as set forth in the statement of additional information (paid by American Funds Distributors).

American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1996, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the Fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets annually in order to promote selling efforts and to compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the Fund.

Shares of the Fund are offered to other shareholders pursuant to another prospectus at public offering prices that may include an initial sales charge.

Share Price Shares are offered to eligible retirement plans at the net asset value next determined after the order is received by the Fund or American Funds Service Company. In the case of orders sent directly to the Fund or American Funds Service Company, an investment dealer must be indicated. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

The Fund's net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the Fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

                                                                     SHAREHOLDER
                                                                        SERVICES

Subject to any restrictions contained in your plan, you can exchange your shares for shares of other funds in The American Funds Group at net asset value. In addition, again depending on your plan, you may be able to exchange shares automatically or cross-reinvest dividends in shares of other funds. Contact your plan administrator/trustee regarding how to use these services. Also, see the Fund's statement of additional information for a description of these and other services that may be available through your plan. These services are available only in states where the Fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

                                                                       REDEEMING
                                                                          SHARES

Subject to any restrictions imposed by your employer's plan, you can sell your shares through the plan to the Fund any day the New York Stock Exchange is open. For more information about how to sell shares of the Fund through your retirement plan, including any charges that may be imposed by the plan, please consult with your employer.





 By contacting your plan  Your plan administrator/trustee must send a letter of
  administrator/trustee   instruction  specifying  the  name of  the  fund, the
                          number of shares or dollar amount to be sold, and, if
                          applicable, your name and  account number. You should
                          also enclose any certificate  you wish to redeem. For
                          your protection, if you redeem more than $50,000, the
                          signatures  of the registered  owners (i.e., trustees
                          or their legal representatives) must be guaranteed by
                          a bank,  savings association, credit union, or member
                          firm  of a  domestic stock  exchange or  the National
                          Association of Securities  Dealers, Inc., that is  an
                          eligible    guarantor    institution.    Your    plan
                          administrator/trustee   should    verify   with   the
                          institution that it is an eligible guarantor prior to signing. Additional documentation may be required to redeem shares from certain accounts. Notarization by a Notary Public is not an acceptable signature guarantee.

 By contacting an         Shares  may also  be redeemed  through  an investment
 investment dealer        dealer; however you  or your plan may  be charged for
                          this service. Shares held for you in an investment dealer's street name must be redeemed through the dealer.

THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")



Contingent Deferred Sales Charge A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; and for redemptions in connection with loans made by qualified retirement plans.

Other Important Things to Remember The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share
Price." Because the Fund's net asset value fluctuates, reflecting the market value of the portfolio, the amount you receive for shares redeemed may be more or less than the amount paid for them.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

              THIS PROSPECTUS HAS BEEN PRINTED ON RECYCLED
              PAPER THAT MEETS THE GUIDELINES OF THE
            Y UNITED STATES ENVIRONMENTAL PROTECTION AGENCY.

     This prospectus relates only to shares of the Fund offered without a sales charge to eligible retirement plans. For a prospectus regarding shares of the Fund to be acquired otherwise, contact the Secretary of the Fund at the address indicated on the front.